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                                                                    EXHIBIT 99.2

                             CLASS B COMMON STOCK
                              PURCHASE AGREEMENT

                                BY AND BETWEEN

                                  DYNEGY INC.
                            an Illinois Corporation

                                      AND

                              CHEVRON U.S.A. INC.
                           a Pennsylvania Corporation


                                 APRIL 17, 2000

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     THIS CLASS B COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 17th day of April, 2000, by and between Dynegy Inc., an Illinois corporation (the "Company") and Chevron U.S.A. Inc., a Pennsylvania corporation ("Chevron").

     WHEREAS, the Company and Chevron are parties to that certain Shareholder Agreement dated as of June 14, 1999 (the "Shareholder Agreement"), pursuant to which Chevron has the right to preserve its proportionate interest in the equity value of the Company;

     WHEREAS, the Company has notified Chevron pursuant to the applicable provision of the Shareholder Agreement of its intention to offer shares of its Class A common stock, no par value (the "Class A Common Stock"), in a registered public offering (the "Public Offering");

     WHEREAS, the Company has granted the underwriters of the Public Offering an option to purchase additional shares of its Class A Common Stock to cover over-allotments, if any (the "Over-allotment Option");

     WHEREAS, the Company and Chevron are parties to a letter agreement dated April __, 2000 (the "Letter Agreement"), which Letter Agreement sets forth certain notice requirements associated with Chevron's election to purchase its proportionate interest of the shares the Company desires to sell;

     WHEREAS, Chevron has notified the Company pursuant to the applicable provision of the Shareholder Agreement and the Letter Agreement of its desire to preserve its proportionate interest in the equity value of the Company as a result of the Public Offering;

     WHEREAS, pursuant to the Letter Agreement Chevron has agreed to notify the Company whether or not it intends to preserve its proportionate interest in the equity value of the Company within twenty-four hours following the exercise of the Over-allotment Option by the underwriters of the Public Offering;

     WHEREAS, the Company and Chevron wish to set forth the terms and conditions upon which the Company will sell to Chevron shares of its Class B common stock, no par value (the "Class B Common Stock"), in one or more private placements to occur immediately following the closing of the Public Offering and, if applicable, immediately following the closing related to the Over-allotment Option in satisfaction of the Company's obligations under the Shareholder Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.   Purchase and Sale of Class B Common Stock.

               1.1 Sale and Issuance of Class B Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Chevron and Chevron agrees to purchase from the Company 1,293,055 shares of the Company's Class B Common Stock, no par value (the "Firm Stock") in connection with the closing relating to the Public Offering (the


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"Initial Closing"). In addition, in the event the underwriters of the Public
Offering elect to exercise the Over-allotment Option and Chevron elects to preserve its proportionate interest in the Company following such exercise (as provided in the Letter Agreement), the Company agrees to sell to Chevron and Chevron agrees to purchase from the Company up to 308,000 additional shares of the Company's Class B Common Stock (the "Option Stock" and together with the Firm Stock, the "Stock") in connection with the closing relating to the Over-allotment Option (the "Option Closing"). In connection with the Option Closing, if applicable, Chevron shall purchase that number of shares of Option Stock equal to the percentage of the Over-allotment Option exercised by the underwriters of the Public Offering multiplied by the total number of shares of Option Stock set forth in the preceding sentence.

               1.2 Registration Rights. The Stock issued under this Agreement shall be deemed to be Registrable Common Stock as that term is defined in that certain Registration Rights Agreement dated as of June 14, 1999, and Chevron shall be entitled to the same registration rights respecting the Stock as provided in such Registration Rights Agreement.

               1.3 The Closings. The Initial Closing shall be held on the date, at the location and immediately following the closing relating to the Public Offering, or, if later, upon satisfaction or waiver of each of the conditions set forth in Sections 4 and 5. At the Initial Closing, the Company will deliver the Firm Stock to Chevron against payment of the purchase price therefor by wire transfer. The Option Closing shall be held within one business day of the closing relating to the Over-allotment Option, or, if later, upon satisfaction or waiver of each of the conditions set forth in Sections 4 and 5, and, in either case, at a location and time mutually agreed upon by the Company and Chevron. At the Option Closing, the Company will deliver the Option Stock to Chevron against payment of the purchase price therefor by wire transfer. The purchase price for each share of Stock shall be equal to the public offering price less the underwriting discount set forth on the final prospectus relating to the Public Offering.

          2. Representations and Warranties of the Company. The Company hereby represents and warrants to Chevron that:

               2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

               2.2 Authorization. The Company has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the Company hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of the Company, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

               2.3 Valid Issuance of Stock. The Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Subject to the truth and accuracy of Chevron's representations set forth in

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Section 3 of this Agreement, the offer, sale and issuance of the Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws.

               2.4 Compliance with Other Documents. The execution and delivery of this Agreement, consummation of the transactions contemplated hereby, and compliance with the terms and provisions hereof will not conflict with or result in a breach of the terms and conditions of, or constitute a default under the charter documents of the Company, as amended to date, or of any material contract or agreement to which the Company is now a party, except where such conflict, breach or default of any such contract or agreement, either individually or in the aggregate, would not have a material adverse effect on the Company's business, financial condition or results of operations.

          3. Representations and Warranties of Chevron. Chevron hereby represents and warrants that:

               3.1 Authorization. Chevron has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by Chevron hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Chevron, and this Agreement constitutes a valid and binding obligation of Chevron, enforceable in accordance with its terms.

               3.2 Investigation. Chevron acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of the Company with the Company's management. Chevron further acknowledges having had access to information about the Company that it has requested or considers necessary for purposes of purchasing the Stock.

               3.3 Accredited Investor. Chevron is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Act").

               3.4 Qualified Institutional. Chevron is a "qualified institutional buyer" as such term is defined in Rule 144A promulgated under the Act.

               3.5  Restricted Securities.

               (a) Chevron is acquiring the Stock solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Stock. Chevron understands that the securities being purchased have not been registered under the Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Chevron and of the other representations made by Chevron in this Agreement. Chevron understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (b) Chevron understands that the shares of Stock being purchased are "restricted securities" under applicable federal securities laws and that the Act and

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          the rules of the SEC promulgated thereunder provide in substance that
          Chevron may dispose of the Stock being purchased only pursuant to an effective registration statement under the Act or an exemption therefrom, and Chevron understands that the Company has no obligation or intention to register the Stock being purchased, or to take action so as to permit sales pursuant to the Act. Accordingly, Chevron understands that under the SEC's rules, Chevron may dispose of the Stock being purchased principally only in "private placements" which are exempt from registration under the Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of Chevron. As a consequence, Chevron understands that it must bear the economic risks of the investment in the Stock purchased for an indefinite period of time.

               (c) Chevron agrees: (i) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the Stock purchased or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Act and all applicable state securities laws; (ii) that the certificate(s) for the Stock purchased will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and any transfer agent for the Stock purchased shall not be required to give effect to any purported transfer of any of such Stock except upon compliance with the foregoing restrictions.

               (d) Chevron has not offered or sold any portion of the Stock purchased by Chevron and has no present intention of dividing such Stock with others or of reselling or otherwise disposing of any portion of such Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

               3.6 Legends. Chevron understands that the Stock may bear the following legend:

                    (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

                    (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SHAREHOLDER AGREEMENT BETWEEN THE COMPANY AND CHEVRON AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT

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IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE
OF THE SECRETARY OF THE COMPANY."

          4. Conditions to Chevron's Obligations. The obligation of Chevron to purchase the Firm Stock at the Initial Closing and the Option Stock at the Option Closing is subject to the fulfillment on or prior to the Initial Closing or the Option Closing, as applicable, of the following conditions:

          4.1 Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of such closing with the same force and effect as if they had been made on and as of such date, and the Company shall have performed or satisfied all covenants and conditions in this Agreement prior to such closing.

          4.2 Securities Laws. The offer and sale of the Stock to Chevron pursuant to this Agreement shall be exempt from the registration requirements of the Act and qualification requirements of all applicable state securities laws.

          4.3 Authorizations. All authorizations, approvals, consents or permits, if any, of the Company's stockholders or any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Initial Closing or the Option Closing, as applicable.

          4.4 Public Offering or Over-allotment Option Closing Consummated. The closing of the Public Offering or the Over-allotment Option, as applicable, shall have occurred.

          4.5 Delivery of Stock Certificate. The Company shall have delivered to Chevron a stock certificate relating to the Firm Stock or the Option Stock, as applicable.

          5. Conditions to the Company's Obligations. The obligation of the Company to sell the Firm Stock at the Initial Closing and the Option Stock at the Option Closing is subject to the fulfillment on or prior to the Initial Closing or Option Closing, as applicable, of the following conditions:

          5.1 Representations and Warranties. The representations and warranties of Chevron contained in Section 3 hereof shall be true as of such closing with the same force and effect as if they had been made on and as of such date, and Chevron shall have performed or satisfied all covenants and conditions in this Agreement and the Letter Agreement prior to such closing.

          5.2 Public Offering or Over-allotment Option Closing Consummated. The closing of the Public Offering or the Over-allotment Option, as applicable, shall have occurred.

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               5.3 Payment of Purchase Price. Chevron shall have delivered to the Company the purchase price for the Firm Stock or the Option Stock, as applicable, in accordance with Section 1.2 hereof.

         6. Confidentiality. The parties hereto agree that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of its obligations hereunder.

          7.  Miscellaneous.

               7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

               7.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               7.3 Entire Agreement. This Agreement (as supplemented by the applicable provisions of the Shareholder Agreement and the Letter Agreement) constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof.

               7.4 Notices. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to Chevron, at Chevron's address set forth below its signature, or at such other address as Chevron shall have furnished to the Company in writing or (b) if to the Company, at its address as set forth below its signature, or at such other address as the Company shall have furnished to Chevron in writing.

               7.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Chevron.

               7.6 Expenses. Irrespective of whether the Initial Closing or Option Closing is effected, the Company and Chevron shall each pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.

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               7.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               7.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                 Dynegy Inc.

                                 By: /s/ Robert D. Doty, Jr.
                                     -----------------------
                                     Robert D. Doty, Jr.
                                     Senior Vice President

                         Address:  1000 Louisiana, Suite 5800
                                   Houston, Texas 77002

                                 CHEVRON U.S.A. INC.

                                 By: /s/ David R. Stevenson
                                     ----------------------
                                     David R. Stevenson
                                     Assistant Secretary

                         Address:

                         Copy to: